Exhibit q

                               Power of Attorney

                                POWER OF ATTORNEY


         I, the undersigned member of the Board of Trustees of the below-named mutual funds, hereby constitute and appoint Philip R. McLoughlin, Matthew A. Swendiman and Richard J. Wirth, or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to each of said mutual funds, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

         Phoenix Institutional Mutual Funds
         Phoenix Equity Series Fund
         Phoenix Equity Trust
         Phoenix-Goodwin California Tax Exempt Bond Fund
         Phoenix Investment Trust 97
         Phoenix Multi-Portfolio Fund
         Phoenix Multi-Series Trust
         Phoenix-Oakhurst Income & Growth Fund
         Phoenix-Oakhurst Strategic Allocation Fund
         Phoenix Partners Select Funds
         Phoenix Portfolios
         Phoenix Series Fund
         Phoenix Strategic Equity Series Fund

         I hereby declare that a photostatic, xerographic or other similar copy of this original instrument shall be as effective as the original.

         I hereby further revoke any and all powers of attorney previously given by me with respect to the above-named mutual funds, provided that this revocation shall not affect the exercise of such powers prior to the date hereof.

         WITNESS my hand and seal on the date set forth below.


August 17, 2004                            /s/ E. Virgil Conway
                                          -----------------------------------
                                           E. Virgil Conway, Trustee

                                POWER OF ATTORNEY


         I, the undersigned member of the Board of Trustees of the below-named mutual funds, hereby constitute and appoint Philip R. McLoughlin, Matthew A. Swendiman and Richard J. Wirth, or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to each of said mutual funds, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

         Phoenix Institutional Mutual Funds
         Phoenix Equity Series Fund
         Phoenix Equity Trust
         Phoenix-Goodwin California Tax Exempt Bond Fund
         Phoenix Investment Trust 97
         Phoenix Multi-Portfolio Fund
         Phoenix Multi-Series Trust
         Phoenix-Oakhurst Income & Growth Fund
         Phoenix-Oakhurst Strategic Allocation Fund
         Phoenix Partners Select Funds
         Phoenix Portfolios
         Phoenix Series Fund
         Phoenix Strategic Equity Series Fund

         I hereby declare that a photostatic, xerographic or other similar copy of this original instrument shall be as effective as the original.

         I hereby further revoke any and all powers of attorney previously given by me with respect to the above-named mutual funds, provided that this revocation shall not affect the exercise of such powers prior to the date hereof.

         WITNESS my hand and seal on the date set forth below.


August 17, 2004                            /s/ Harry Dalzell-Payne
                                          ------------------------------
                                           Harry Dalzell-Payne, Trustee

                                POWER OF ATTORNEY


         I, the undersigned member of the Board of Trustees of the below-named mutual funds, hereby constitute and appoint Philip R. McLoughlin, Matthew A. Swendiman and Richard J. Wirth, or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to each of said mutual funds, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

         Phoenix Institutional Mutual Funds
         Phoenix Equity Series Fund
         Phoenix Equity Trust
         Phoenix-Goodwin California Tax Exempt Bond Fund
         Phoenix Investment Trust 97
         Phoenix Multi-Portfolio Fund
         Phoenix Multi-Series Trust
         Phoenix-Oakhurst Income & Growth Fund
         Phoenix-Oakhurst Strategic Allocation Fund
         Phoenix Partners Select Funds
         Phoenix Portfolios
         Phoenix Series Fund
         Phoenix Strategic Equity Series Fund

         I hereby declare that a photostatic, xerographic or other similar copy of this original instrument shall be as effective as the original.

         I hereby further revoke any and all powers of attorney previously given by me with respect to the above-named mutual funds, provided that this revocation shall not affect the exercise of such powers prior to the date hereof.

         WITNESS my hand and seal on the date set forth below.


August 17, 2004                            /s/ S. Leland Dill
                                          -----------------------------------
                                           S. Leland Dill, Trustee

                                POWER OF ATTORNEY


         I, the undersigned member of the Board of Trustees of the below-named mutual funds, hereby constitute and appoint Philip R. McLoughlin, Matthew A. Swendiman and Richard J. Wirth, or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to each of said mutual funds, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

         Phoenix Institutional Mutual Funds
         Phoenix Equity Series Fund
         Phoenix Equity Trust
         Phoenix-Goodwin California Tax Exempt Bond Fund
         Phoenix Investment Trust 97
         Phoenix Multi-Portfolio Fund
         Phoenix Multi-Series Trust
         Phoenix-Oakhurst Income & Growth Fund
         Phoenix-Oakhurst Strategic Allocation Fund
         Phoenix Partners Select Funds
         Phoenix Portfolios
         Phoenix Series Fund
         Phoenix Strategic Equity Series Fund

         I hereby declare that a photostatic, xerographic or other similar copy of this original instrument shall be as effective as the original.

         I hereby further revoke any and all powers of attorney previously given by me with respect to the above-named mutual funds, provided that this revocation shall not affect the exercise of such powers prior to the date hereof.

         WITNESS my hand and seal on the date set forth below.


August 17, 2004                            /s/ Francis E. Jeffries
                                          ----------------------------------
                                           Francis E. Jeffries, Trustee

                                POWER OF ATTORNEY

         I, the undersigned member of the Board of Trustees of the below-named mutual funds, hereby constitute and appoint Philip R. McLoughlin, Matthew A. Swendiman and Richard J. Wirth, or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to each of said mutual funds, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

         Phoenix Institutional Mutual Funds
         Phoenix Equity Series Fund
         Phoenix Equity Trust
         Phoenix-Goodwin California Tax Exempt Bond Fund
         Phoenix Investment Trust 97
         Phoenix Multi-Portfolio Fund
         Phoenix Multi-Series Trust
         Phoenix-Oakhurst Income & Growth Fund
         Phoenix-Oakhurst Strategic Allocation Fund
         Phoenix Partners Select Funds
         Phoenix Portfolios
         Phoenix Series Fund
         Phoenix Strategic Equity Series Fund

         I hereby declare that a photostatic, xerographic or other similar copy of this original instrument shall be as effective as the original.

         I hereby further revoke any and all powers of attorney previously given by me with respect to the above-named mutual funds, provided that this revocation shall not affect the exercise of such powers prior to the date hereof.

         WITNESS my hand and seal on the date set forth below.


August 17, 2004                            /s/ Leroy Keith, Jr.
                                          ---------------------------
                                           Leroy Keith, Jr., Trustee

                                POWER OF ATTORNEY


         I, the undersigned member of the Board of Trustees of the below-named mutual funds, hereby constitute and appoint Philip R. McLoughlin, Matthew A. Swendiman and Richard J. Wirth, or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to each of said mutual funds, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

         Phoenix Institutional Mutual Funds
         Phoenix Equity Series Fund
         Phoenix Equity Trust
         Phoenix-Goodwin California Tax Exempt Bond Fund
         Phoenix Investment Trust 97
         Phoenix Multi-Portfolio Fund
         Phoenix Multi-Series Trust
         Phoenix-Oakhurst Income & Growth Fund
         Phoenix-Oakhurst Strategic Allocation Fund
         Phoenix Partners Select Funds
         Phoenix Portfolios
         Phoenix Series Fund
         Phoenix Strategic Equity Series Fund

         I hereby declare that a photostatic, xerographic or other similar copy of this original instrument shall be as effective as the original.

         I hereby further revoke any and all powers of attorney previously given by me with respect to the above-named mutual funds, provided that this revocation shall not affect the exercise of such powers prior to the date hereof.

         WITNESS my hand and seal on the date set forth below.


August 17, 2004                            /s/ Marilyn E. LaMarche
                                          ---------------------------
                                           Marilyn E. LaMarche, Trustee

                                POWER OF ATTORNEY


         I, the undersigned member of the Board of Trustees of the below-named mutual funds, hereby constitute and appoint Philip R. McLoughlin, Matthew A. Swendiman and Richard J. Wirth, or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to each of said mutual funds, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

         Phoenix Institutional Mutual Funds
         Phoenix Equity Series Fund
         Phoenix Equity Trust
         Phoenix-Goodwin California Tax Exempt Bond Fund
         Phoenix Investment Trust 97
         Phoenix Multi-Portfolio Fund
         Phoenix Multi-Series Trust
         Phoenix-Oakhurst Income & Growth Fund
         Phoenix-Oakhurst Strategic Allocation Fund
         Phoenix Partners Select Funds
         Phoenix Portfolios
         Phoenix Series Fund
         Phoenix Strategic Equity Series Fund

         I hereby declare that a photostatic, xerographic or other similar copy of this original instrument shall be as effective as the original.

         I hereby further revoke any and all powers of attorney previously given by me with respect to the above-named mutual funds, provided that this revocation shall not affect the exercise of such powers prior to the date hereof.

         WITNESS my hand and seal on the date set forth below.


August 17, 2004                            /s/ Philip R. McLoughlin
                                          ---------------------------
                                           Philip R. McLoughlin, Trustee

                                POWER OF ATTORNEY


         I, the undersigned member of the Board of Trustees of the below-named mutual funds, hereby constitute and appoint Philip R. McLoughlin, Matthew A. Swendiman and Richard J. Wirth, or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to each of said mutual funds, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

         Phoenix Institutional Mutual Funds
         Phoenix Equity Series Fund
         Phoenix Equity Trust
         Phoenix-Goodwin California Tax Exempt Bond Fund
         Phoenix Investment Trust 97
         Phoenix Multi-Portfolio Fund
         Phoenix Multi-Series Trust
         Phoenix-Oakhurst Income & Growth Fund
         Phoenix-Oakhurst Strategic Allocation Fund
         Phoenix Partners Select Funds
         Phoenix Portfolios
         Phoenix Series Fund
         Phoenix Strategic Equity Series Fund

         I hereby declare that a photostatic, xerographic or other similar copy of this original instrument shall be as effective as the original.

         I hereby further revoke any and all powers of attorney previously given by me with respect to the above-named mutual funds, provided that this revocation shall not affect the exercise of such powers prior to the date hereof.

         WITNESS my hand and seal on the date set forth below.


August 17, 2004                            /s/ Geraldine M. McNamara
                                          ---------------------------
                                           Geraldine M. McNamara, Trustee

                                POWER OF ATTORNEY


         I, the undersigned member of the Board of Trustees of the below-named mutual funds, hereby constitute and appoint Philip R. McLoughlin, Matthew A. Swendiman and Richard J. Wirth, or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to each of said mutual funds, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

         Phoenix Institutional Mutual Funds
         Phoenix Equity Series Fund
         Phoenix Equity Trust
         Phoenix-Goodwin California Tax Exempt Bond Fund
         Phoenix Investment Trust 97
         Phoenix Multi-Portfolio Fund
         Phoenix Multi-Series Trust
         Phoenix-Oakhurst Income & Growth Fund
         Phoenix-Oakhurst Strategic Allocation Fund
         Phoenix Partners Select Funds
         Phoenix Portfolios
         Phoenix Series Fund
         Phoenix Strategic Equity Series Fund

         I hereby declare that a photostatic, xerographic or other similar copy of this original instrument shall be as effective as the original.

         I hereby further revoke any and all powers of attorney previously given by me with respect to the above-named mutual funds, provided that this revocation shall not affect the exercise of such powers prior to the date hereof.

         WITNESS my hand and seal on the date set forth below.


August 17, 2004                            /s/ Everett L. Morris
                                          -----------------------------------
                                           Everett L. Morris, Trustee

                                POWER OF ATTORNEY


         I, the undersigned member of the Board of Trustees of the below-named mutual funds, hereby constitute and appoint Philip R. McLoughlin, Matthew A. Swendiman and Richard J. Wirth, or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to each of said mutual funds, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

         Phoenix Institutional Mutual Funds
         Phoenix Equity Series Fund
         Phoenix Equity Trust
         Phoenix-Goodwin California Tax Exempt Bond Fund
         Phoenix Investment Trust 97
         Phoenix Multi-Portfolio Fund
         Phoenix Multi-Series Trust
         Phoenix-Oakhurst Income & Growth Fund
         Phoenix-Oakhurst Strategic Allocation Fund
         Phoenix Partners Select Funds
         Phoenix Portfolios
         Phoenix Series Fund
         Phoenix Strategic Equity Series Fund

         I hereby declare that a photostatic, xerographic or other similar copy of this original instrument shall be as effective as the original.

         I hereby further revoke any and all powers of attorney previously given by me with respect to the above-named mutual funds, provided that this revocation shall not affect the exercise of such powers prior to the date hereof.

         WITNESS my hand and seal on the date set forth below.


August 17, 2004                            /s/ James M. Oates
                                          -----------------------------------
                                           James M. Oates, Trustee

                                POWER OF ATTORNEY


         I, the undersigned member of the Board of Trustees of the below-named mutual funds, hereby constitute and appoint Philip R. McLoughlin, Matthew A. Swendiman and Richard J. Wirth, or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to each of said mutual funds, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

         Phoenix Institutional Mutual Funds
         Phoenix Equity Series Fund
         Phoenix Equity Trust
         Phoenix-Goodwin California Tax Exempt Bond Fund
         Phoenix Investment Trust 97
         Phoenix Multi-Portfolio Fund
         Phoenix Multi-Series Trust
         Phoenix-Oakhurst Income & Growth Fund
         Phoenix-Oakhurst Strategic Allocation Fund
         Phoenix Partners Select Funds
         Phoenix Portfolios
         Phoenix Series Fund
         Phoenix Strategic Equity Series Fund

         I hereby declare that a photostatic, xerographic or other similar copy of this original instrument shall be as effective as the original.

         I hereby further revoke any and all powers of attorney previously given by me with respect to the above-named mutual funds, provided that this revocation shall not affect the exercise of such powers prior to the date hereof.

         WITNESS my hand and seal on the date set forth below.


August 17, 2004                            /s/ Donald B. Romans
                                          ---------------------------
                                           Donald B. Romans, Trustee

                                POWER OF ATTORNEY


         I, the undersigned member of the Board of Trustees of the below-named mutual funds, hereby constitute and appoint Philip R. McLoughlin, Matthew A. Swendiman and Richard J. Wirth, or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to each of said mutual funds, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

         Phoenix Institutional Mutual Funds
         Phoenix Equity Series Fund
         Phoenix Equity Trust
         Phoenix-Goodwin California Tax Exempt Bond Fund
         Phoenix Investment Trust 97
         Phoenix Multi-Portfolio Fund
         Phoenix Multi-Series Trust
         Phoenix-Oakhurst Income & Growth Fund
         Phoenix-Oakhurst Strategic Allocation Fund
         Phoenix Partners Select Funds
         Phoenix Portfolios
         Phoenix Series Fund
         Phoenix Strategic Equity Series Fund

         I hereby declare that a photostatic, xerographic or other similar copy of this original instrument shall be as effective as the original.

         I hereby further revoke any and all powers of attorney previously given by me with respect to the above-named mutual funds, provided that this revocation shall not affect the exercise of such powers prior to the date hereof.

         WITNESS my hand and seal on the date set forth below.


August 17, 2004                            /s/ Richard E. Segerson
                                          ---------------------------
                                           Richard E. Segerson, Trustee

                                POWER OF ATTORNEY


         I, the undersigned member of the Board of Trustees of the below-named mutual funds, hereby constitute and appoint Philip R. McLoughlin and Matthew A. Swendiman, or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to each of said mutual funds, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

         Phoenix Equity Series Fund
         Phoenix Equity Trust
         Phoenix-Goodwin California Tax Exempt Bond Fund
         Phoenix Institutional Mutual Funds
         Phoenix Investment Series Fund
         Phoenix Investment Trust 97
         Phoenix Multi-Portfolio Fund
         Phoenix Multi-Series Trust
         Phoenix-Oakhurst Strategic Allocation Fund
         Phoenix Partners Select Funds
         Phoenix Portfolios
         Phoenix Series Fund
         Phoenix Strategic Equity Series Fund

         I hereby declare that a photostatic, xerographic or other similar copy of this original instrument shall be as effective as the original.

         I hereby further revoke any and all powers of attorney previously given by me with respect to the above-named mutual funds, provided that this revocation shall not affect the exercise of such powers prior to the date hereof.

         WITNESS my hand and seal on the date set forth below.


November 17, 2004                            /s/ Ferdinand L.J. Verdonck
                                             -----------------------------------
                                             Ferdinand L.J. Verdonck, Trustee

                                POWER OF ATTORNEY


         I, the undersigned member of the Board of Trustees of the below-named mutual funds, hereby constitute and appoint Philip R. McLoughlin, Matthew A. Swendiman and Richard J. Wirth, or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to each of said mutual funds, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

         Phoenix Institutional Mutual Funds
         Phoenix Equity Series Fund
         Phoenix Equity Trust
         Phoenix-Goodwin California Tax Exempt Bond Fund
         Phoenix Investment Trust 97
         Phoenix Multi-Portfolio Fund
         Phoenix Multi-Series Trust
         Phoenix-Oakhurst Income & Growth Fund
         Phoenix-Oakhurst Strategic Allocation Fund
         Phoenix Partners Select Funds
         Phoenix Portfolios
         Phoenix Series Fund
         Phoenix Strategic Equity Series Fund

         I hereby declare that a photostatic, xerographic or other similar copy of this original instrument shall be as effective as the original.

         I hereby further revoke any and all powers of attorney previously given by me with respect to the above-named mutual funds, provided that this revocation shall not affect the exercise of such powers prior to the date hereof.

         WITNESS my hand and seal on the date set forth below.


August 17, 2004                            /s/ Lowell P. Weicker, Jr.
                                          -----------------------------------
                                           Lowell P. Weicker, Jr., Trustee